EXHIBIT 99.1

Cordia Bancorp Inc. Reports Second Quarter Profit

MIDLOTHIAN, Va., Aug. 24, 2015 (GLOBE NEWSWIRE) -- Cordia Bancorp Inc. ("Cordia") (NASDAQ:BVA), parent company of Bank of Virginia, reported net income of $236,000 or $0.04 per share for the second quarter of 2015, compared to a net loss of $270,000, or $(0.09) per share for the second quarter of 2014. For the first six months of 2015, net income was $587,000 or $0.09 per share compared to a net loss of $554,000, or $(0.19) per share, for the same period of 2014.

Highlights

  26% year-over-year growth in loans, excluding government guaranteed student loans
  16% year-over-year growth in total assets and total deposits
  Nonperforming assets decreased to 1.08% of total assets
  Ramp-up of CordiaGrad, an online lending platform to refinance student loans.

Chief Executive Officer Jack Zoeller stated, "In 2015 we have continued our exceptional growth in assets which has averaged 25% per year since 2011. Our new online lending channel CordiaGrad is now accelerating its production of high quality consumer loans. In addition, our recruitment of Ed Barham as the new Bank of Virginia CEO demonstrates our commitment to strategic as well as organic growth."

Balance Sheet Activity

  Asset Growth. Total assets increased to $342.8 million at June 30, 2015, compared to $318.6 million at December 31, 2014. Year-over-year, total assets increased 16%, from $295.5 million at June 30, 2014. During the six months of 2015, loans held for investment increased 6%, or $12.9 million. Of this amount, organic originations accounted for $19.9 million while purchased guaranteed student loans decreased $7.0 million. In addition, investment securities increased $11.3 million, while cash and cash equivalents decreased $2.5 million.
  Deposit Growth.  Total deposits at June 30, 2015, were $284.6 million, an increase of $19.0 million from $265.6 million at December 31, 2014. Year-over-year, total deposits increased 16%, from $245.2 million at June 30, 2014.
  Asset Quality. Asset quality continued to improve, with non-performing assets decreasing to $3.7 million, or 1.08% of total assets, at June 30, 2015, from $3.9 million, or 1.21% of total assets, at December 31, 2014, and $4.1 million, or 1.39%, at June 30, 2014.
  Tangible Book Value.  Tangible book value per share was $4.19 at June 30, 2015.

Operating Results

Three months ended June 30, 2015 compared to the three months ended June 30, 2014

  Net income for the quarter ended June 30, 2015 was $236,000 compared to a net loss of $270,000 for the prior year second quarter.
  Net interest income was $2.15 million for the second quarter of 2015, compared to $2.08 million for the second quarter of 2014.
  Net interest income, net of acquisition accounting adjustments, increased $91,000, or 4.5%.
  Net interest margin was 2.78% and 3.05% for the second quarter of 2015 and 2014, respectively. Adjusting for the impact of acquisition accounting, net interest margin was 2.71% for the 2015 quarter compared to 2.95% for the 2014 quarter.
  The provision for loan losses was $63,000 in the second quarter of 2015 compared to a provision of $209,000 in the prior year quarter.
  Noninterest income increased to $97,000 from $62,000 in the prior year quarter.
  Noninterest expense decreased $248,000 to $1.95 million for the second quarter of 2015, compared to $2.20 million for the second quarter of 2014 primarily due to a favorable reversal in the 2015 quarter of a fair value discount of $225,000 related to the purchase of a bank property and the termination of the related lease.

Six months ended June 30, 2015 compared to the six months ended June 30, 2014

  Net income for the first six months of 2015 was $587,000 compared to a net loss of $554,000 for the first six months of 2014.
  Net interest income was $4.16 million for the 2015 period, compared to $3.97 million for the 2014 period.
  Net interest income, net of acquisition accounting adjustments, increased $276,000, or 7.2%.
  Net interest margin was 2.74% and 3.19% for the first six months of 2015 and 2014, respectively. Adjusting for the impact of acquisition accounting, net interest margin was 2.69% for the 2015 period compared to 3.06% for the 2014 period.
  The provision for loan losses was a recovery of $277,000 for the first six months of 2015 compared to a provision of $229,000 for the first six months of 2014.
  Noninterest income increased to $310,000 from $185,000 in the prior year period due primarily to an increase in gains on the sale of securities and loans of $80,000.
  Noninterest expense decreased $318,000 to $4.16 million for the first six months of 2015, compared to $4.48 million for the first six months of 2014 primarily due to a favorable reversal in the 2015 quarter of a fair value discount of $225,000 related to the purchase of a bank property and the termination of the related lease.

About Cordia Bancorp

Cordia Bancorp Inc. is a public bank holding company founded in 2009 seeking to invest in undervalued community banks and pursue organic and strategic growth in the Mid-Atlantic banking market.  Substantially all of the assets of Cordia consist of its investment in Bank of Virginia. Bank of Virginia provides retail banking services to individuals and commercial customers through six full-service banking locations in the greater Richmond market, including Chesterfield and Henrico Counties and Colonial Heights, Virginia. CordiaGrad provides student loan refinancing services through two offices in Midlothian, VA and Washington, DC.

In late 2014 the Bank launched CordiaGrad, an online lending channel that offers refinancing to highly qualified borrowers holding federal, private, or parent student loans.

For more information about Cordia Bancorp, Bank of Virginia and CordiaGrad, visit our websites: www.cordiabancorp.com, www.bankofva.com and www.cordiagrad.com.

DISCLAIMER

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's periodic filings with the Securities Exchange Commission. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

Cordia Bancorp
Consolidated Balance Sheets (unaudited)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(Dollars in thousands, except per share data)	2015	2015	2014	2014	2014
Assets
Cash and due from banks	$ 11,771	$ 9,602	$ 5,484	$ 5,789	$ 5,332
Fed funds sold and Interest-bearing deposits	7,593	23,495	16,363	6,131	9,843
Total cash and cash equivalents	19,364	33,097	21,847	11,920	15,175
Securities available for sale, at fair value	58,445	41,411	53,483	54,581	45,835
Securities held to maturity, at cost	27,087	20,132	20,716	21,263	21,839
Restricted securities	2,331	2,405	2,092	1,525	1,525
Loans held for sale	96	117	--	--	--
Loans held for investment:
Commercial real estate	111,180	109,734	103,253	92,300	90,909
Commercial and industrial	27,919	24,057	24,153	25,376	24,605
Guaranteed student loans	57,900	61,441	64,870	67,421	70,624
Consumer and other	28,865	24,521	20,683	19,221	18,147
Total loans held for investment	225,864	219,753	212,959	204,318	204,285
Less: Allowance for loan losses	(990)	(1,102)	(1,089)	(1,226)	(1,407)
Net loans held for investment	224,874	218,651	211,870	203,092	202,878

Premises and equipment, net	6,083	4,402	4,432	4,496	4,510
Accrued interest receivable	2,033	1,986	2,040	1,902	1,830
Other real estate owned, net of valuation allowance	1,769	1,647	1,641	1,543	1,543
Other assets	704	696	479	485	390
Total assets	$ 342,786	$ 324,544	$ 318,600	$ 300,807	$ 295,525

Liabilities and stockholders' equity
Non-interest bearing deposits	31,239	27,628	30,709	24,490	24,890
Savings and interest bearing demand deposits	100,596	83,077	83,339	78,779	75,660
Time deposits	152,800	154,920	151,555	149,679	144,643
Total deposits	284,635	265,625	265,603	252,948	245,193

Accrued expenses and other liabilities	464	1,061	861	877	3,419
FHLB borrowings	30,000	30,000	25,000	20,000	20,000
Total liabilities	315,099	296,686	291,464	273,825	268,612

Common stock - voting	51	51	51	51	51
Common stock - nonvoting	14	14	14	14	14
Additional paid-in-capital	33,061	33,011	32,956	32,895	32,847
Retained deficit	(4,830)	(5,066)	(5,417)	(5,477)	(5,559)
Accumulated other comprehensive loss	(609)	(152)	(468)	(501)	(440)
Total stockholders' equity	27,687	27,858	27,136	26,982	26,913
Total liabilities and stockholders' equity	$ 342,786	$ 324,544	$ 318,600	$ 300,807	$ 295,525

Cordia Bancorp
Consolidated Statements of Income (unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
(Dollars in thousands, except per share data)	2015	2015	2014	2014	2014	2015	2014
Interest Income
Interest and fees on loans	$ 2,327	$ 2,183	$ 2,247	$ 2,275	$ 2,252	$ 4,510	$ 4,401
Investment securities	383	363	405	346	311	746	518
Interest on federal funds sold and deposits with banks	5	7	6	4	9	12	15
Total interest income	2,715	2,553	2,658	2,625	2,572	5,268	4,934

Interest Expense
Interest on deposits	470	454	451	443	441	924	867
Interest on FHLB Borrowings	93	89	76	57	56	182	97
Total interest expense	563	543	527	500	497	1,106	964

Net interest income	2,152	2,010	2,131	2,125	2,075	4,162	3,970
Provision for (recovery of) loan losses	63	(340)	182	(106)	209	(277)	229
Net interest income after provision for (recovery of) loan losses	2,089	2,350	1,949	2,231	1,866	4,439	3,741

Non-interest income
Service charges on deposit accounts	30	30	34	44	19	60	45
Net gain (loss) on sale of available for sale securities	--	114	116	(3)	--	114	64
Other fee income	67	69	50	41	43	136	76
Total non-interest income	97	213	200	82	62	310	185

Non-interest expense
Salaries and employee benefits	1,082	1,280	1,094	1,244	1,102	2,362	2,508
Professional services	100	84	104	92	125	184	231
Occupancy	159	153	139	139	136	312	287
Reversal of occupancy fair value discount	(225)	--	--	--	--	(225)	--
Data processing and communications	206	198	184	206	160	404	302
FDIC assessment and bank fees	92	90	96	99	96	182	190
Bank franchise taxes	49	49	23	23	27	98	56
Student loan servicing fees and other loan expenses	208	146	191	144	210	354	336
Other real estate expenses	45	6	18	6	17	51	22
Supplies and equipment	70	73	78	82	83	143	158
Insurance	19	20	42	40	44	39	85
Director's fees	21	26	50	46	75	47	91
Marketing and business development	31	18	21	15	9	49	15
Other operating expenses	93	69	49	95	114	162	199
Total non-interest expense	1,950	2,212	2,089	2,231	2,198	4,162	4,480

Net income (loss)	$ 236	$ 351	$ 60	$ 82	$ (270)	587	(554)

Earnings (loss) per share, basic and diluted	$ 0.04	$ 0.05	$ 0.01	$ 0.01	$ (0.09)	$ 0.09	$ (0.19)
Weighted average shares outstanding, basic	6,583,848	6,559,217	6,504,106	6,504,106	3,033,300	6,571,600	2,898,047
Weighted average shares outstanding, diluted	6,583,848	6,559,217	6,504,106	6,504,106	3,033,300	6,571,600	2,898,047

Cordia Bancorp
Consolidated Financial Highlights (unaudited)
	As of and for the Three Months Ended					Six Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
(Dollars in thousands, except per share data)	2015	2015	2014	2014	2014	2015	2014
Results of Operations
Interest income	$ 2,715	$ 2,553	$ 2,658	$ 2,625	$ 2,572	$ 5,268	$ 4,934
Interest expense	563	543	527	500	497	1,106	964
Net interest income	2,152	2,010	2,131	2,125	2,075	4,162	3,970
Provision for (recovery of) loan losses	63	(340)	182	(106)	209	(277)	229
Net interest income after provision for (recovery of) loan losses	2,089	2,350	1,949	2,231	1,866	4,439	3,741
Non-interest income	97	213	200	82	62	310	185
Non-interest expense	1,950	2,212	2,089	2,231	2,198	4,162	4,480
Net income (loss)	$ 236	$ 351	$ 60	$ 82	$ (270)	$ 587	$ (554)

Earnings (loss) per share, basics and diluted	$ 0.04	$ 0.05	$ 0.01	$ 0.01	$ (0.09)	$ 0.09	$ (0.19)
Weighted average shares outstanding, basic	6,583,848	6,559,217	6,504,106	6,504,106	3,033,300	6,571,600	2,898,047
Weighted average shares outstanding, diluted	6,583,848	6,559,217	6,504,106	6,504,106	3,033,300	6,571,600	2,898,047

Performance Ratios
Return on average assets	0.29%	0.44%	0.08%	0.11%	-0.38%	0.36%	-0.42%
Return on average equity	3.40%	5.20%	0.88%	1.21%	-4.21%	4.29%	-5.66%
Return on average tangible equity	3.41%	5.22%	0.88%	1.21%	-4.23%	4.30%	-5.70%
Efficiency ratio	86.71%	99.51%	89.62%	101.09%	102.85%	93.07%	107.82%

Yields and Rates
Yield on loans	4.18%	4.16%	4.29%	4.47%	4.40%	4.17%	4.60%
Yield on securities	2.12%	2.07%	2.04%	1.94%	2.27%	2.10%	2.19%
Yield on interest earning assets	3.51%	3.42%	3.53%	3.72%	3.78%	3.46%	3.94%
Cost of interest bearing deposits	0.79%	0.78%	0.76%	0.78%	0.82%	0.79%	0.85%
Cost of total deposits	0.71%	0.70%	0.68%	0.71%	0.74%	0.70%	0.76%
Cost of borrowings	1.19%	1.25%	1.25%	1.13%	1.12%	1.22%	1.29%
Cost of interest bearing liabilities	0.84%	0.83%	0.81%	0.81%	0.85%	0.83%	0.88%
Interest rate spread	2.67%	2.59%	2.72%	2.91%	2.94%	2.63%	3.06%
Net interest margin	2.78%	2.69%	2.83%	3.01%	3.05%	2.74%	3.19%

Capital
Total equity to total assets	8.08%	8.58%	8.52%	8.97%	9.11%	8.08%	9.11%
Tangible equity to total assets	8.05%	8.56%	8.49%	8.94%	9.07%	8.05%	9.07%
Book value per share	4.21	4.23	4.17	4.15	4.14	4.21	4.14
Tangible book value per share	4.19	4.22	4.16	4.13	4.12	4.19	4.12
Common shares outstanding	6,582,806	6,584,106	6,504,106	6,504,106	6,504,106	6,582,806	6,505,781

Average Balances
Loans	$ 223,286	$ 212,566	$ 207,833	$ 201,953	$ 205,104	$ 217,956	$ 191,451
Securities	72,391	71,198	78,590	70,848	54,904	71,797	47,367
Earning assets	310,680	302,481	298,712	279,876	272,733	306,603	250,715
Total assets	327,439	321,455	315,167	295,834	286,525	324,464	264,216
Interest bearing deposits	238,715	235,388	234,953	223,927	215,856	237,061	204,959
Total deposits	267,356	264,434	262,947	248,087	238,416	265,903	227,130
FHLB borrowings	31,346	28,778	24,185	20,000	20,000	30,069	15,083
Interest bearing liabilities	270,061	264,166	259,138	243,927	235,856	267,130	220,042
Total equity	27,835	27,353	27,198	26,918	25,727	27,595	19,564
Tangible equity	27,745	27,254	27,089	26,800	25,601	27,500	19,434

Asset Quality
Net charge-offs/(recoveries)	175	(353)	319	75	306	(178)	311
Net charge-off rate	0.31%	-0.67%	0.61%	0.15%	0.60%	-0.16%	0.16%
Non-performing loans	1,918	2,108	2,221	1,323	2,572	1,918	2,572
Non-performing assets	3,687	3,755	3,862	2,866	4,115	3,687	4,115
Allowance for loan losses	990	1,102	1,089	1,226	1,407	990	1,407
Non-performing loans as a % of total loans held for investment	0.85%	0.96%	1.04%	0.65%	1.26%	0.85%	1.26%
Non-performing assets as a % of total assets	1.08%	1.16%	1.21%	0.95%	1.39%	1.08%	1.39%
Allowance for loan losses as a % of total loans held for investment	0.44%	0.50%	0.51%	0.60%	0.69%	0.44%	0.69%
Allowance for loan losses as a % of non-performing loans	51.62%	52.28%	49.03%	92.67%	54.70%	51.62%	54.70%

Cordia Bancorp
GAAP to Non-GAAP Reconciliations (unaudited)

The table below shows the computations of tangible equity and tangible assets and certain related ratios, all of which are considered to be non-GAAP financial measures. The tangible equity to tangible assets ratio has become a focus of some investors and management believes this ratio may assist in analyzing the Corporation's capital position, absent the effects of intangible assets. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation, or as substitute for analysis of results reported under GAAP. Because not all companies use identical calculations, the non-GAAP measures presented in the following table may not be comparable to those reported by other companies.

	As of and for the Three Months Ended					Six Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
(Dollars in thousands, except per share data)	2015	2015	2014	2014	2014	2015	2014
Tangible Equity and Tangible Assets (Period End)
Total shareholders' equity (GAAP)	$ 27,687	$ 27,858	$ 27,136	$ 26,982	$ 26,913	$ 27,687	$ 26,913
Less: intangible assets	86	95	104	112	121	86	121
Tangible Equity (non-GAAP)	$ 27,601	$ 27,763	$ 27,032	$ 26,870	$ 26,792	$ 27,601	$ 26,792

Total assets (GAAP)	$ 342,786	$ 324,544	$ 318,600	$ 300,807	$ 295,525	$ 342,786	$ 295,525
Less: intangible assets	86	95	104	112	121	86	121
Tangible assets (non-GAAP)	$ 342,700	$ 324,449	$ 318,496	$ 300,695	$ 295,404	$ 342,700	$ 295,404
							--
Total equity to total assets (GAAP)	8.08%	8.58%	8.52%	8.97%	9.11%	8.08%	9.11%
Book value per share (GAAP)	$ 4.21	$ 4.23	$ 4.17	$ 4.15	$ 4.14	$ 4.21	$ 4.14
Tangible equity to tangible assets (non-GAAP)	8.05%	8.56%	8.49%	8.94%	9.07%	8.05%	9.07%
Tangible book value per share (non-GAAP)	$ 4.19	$ 4.22	$ 4.16	$ 4.13	$ 4.12	$ 4.19	$ 4.12

Tangible Equity and Tangible Assets (Average)
Total shareholders' equity (GAAP)	$ 27,835	$ 27,353	$ 27,198	$ 26,918	$ 25,727	$ 27,595	$ 19,564
Less: intangible assets	90	99	109	118	126	95	130
Tangible Equity (non-GAAP)	$ 27,745	$ 27,254	$ 27,089	$ 26,800	$ 25,601	$ 27,500	$ 19,434

Total assets (GAAP)	327,439	321,455	315,167	295,834	286,525	324,464	264,216
Less: intangible assets	90	99	109	118	126	95	130
Tangible assets (non-GAAP)	$ 327,349	$ 321,356	$ 315,058	$ 295,716	$ 286,399	$ 324,369	$ 264,086

Total equity to total assets (GAAP)	8.50%	8.51%	8.63%	9.10%	8.98%	8.50%	7.40%
Book value per share (GAAP)	$ 4.23	$ 4.15	$ 4.18	$ 4.14	$ 3.95	$ 4.18	$ 3.01
Tangible equity to tangible assets (non-GAAP)	8.48%	8.48%	8.60%	9.06%	8.94%	8.48%	7.36%
Tangible book value per share (non-GAAP)	$ 4.21	$ 4.14	$ 4.16	$ 4.12	$ 3.94	$ 4.18	$ 2.99
CONTACT: FOR MORE INFORMATION CONTACT:
         Mark Severson,
         EVP & CFO, Cordia Bancorp Inc.
         804-763-1322